EXHIBIT 10.01

                               PURCHASE AGREEMENT

       PURCHASE AGREEMENT, dated April __, 2001, by and among J.G. WENTWORTH RECEIVABLES II LLC, a Nevada limited liability company ("R-II"); RECEIVABLES II-A LLC, a Nevada limited liability company ("R-II-A"); RECEIVABLES II-A HOLDING COMPANY LLC, a Nevada limited liability company ("R-II-A Holdings"); J.G. WENTWORTH S.S.C., LIMITED PARTNERSHIP, a Nevada limited partnership ("SSC"); J.G. WENTWORTH MANAGEMENT COMPANY, INC., a Pennsylvania corporation ("JGW"), for the purpose of Sections 2(b) and (c) and 8 only; and S2 HOLDINGS, INC., a Delaware corporation ("Buyer"), and DVL, INC., a Delaware corporation ("DVL").

                                    RECITALS

       A. SSC and R-II are engaged in the business of acquiring, holding and collecting structured settlement receivables; J.G. Wentworth Receivables I LLC, a Delaware limited liability company ("R-I"), J.G. Wentworth Receivables III LLC, a Delaware limited liability company ("R-III"), and J.G. Wentworth Receivables IV LLC, a Delaware limited liability company ("R-IV", and collectively with R-I and R-III, the "Subsidiaries"), have acquired and securitized structured settlement receivables; and JGW is engaged in the business of servicing structured settlement receivables.

       B. R-II-A owns the entire equity interests in each of the Subsidiaries.

       C. R-II-A Holdings owns (a) a one-tenth of one percent (00.1%) manager, Class A equity interest in R-II-A, and (b) a ninety-nine and nine-tenths percent (99.9%) non-manager, Class B equity interest in R-II-A (the "Class B Interest").

       D. R-II-A Holdings desires to sell and assign the Class B Interest to Buyer, and Buyer desires to purchase and acquire the Class B Interest.

       E. At Closing (as hereinafter defined), DVL is willing to issue a Guaranty (as hereinafter defined) of the Notes (as hereinafter defined).

       F. The parties intend that the economic effective date of the Closing hereunder shall be February 15, 2001.

       NOW THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

       1.     SALE AND PURCHASE OF CLASS B INTEREST.

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              (a)    SALE AND ASSIGNMENT. On the Closing Date (as hereinafter
defined), and subject to the terms and conditions contained in this Agreement, SSC and R-II shall cause R-II-A Holdings to, and R-II-A Holdings shall, sell and assign the Class B Interest to Buyer, and Buyer shall purchase and acquire the Class B Interest, free and clear of all liens, security interests, pledges, mortgages, preferential arrangements with creditors, or other encumbrances of any kind ("Liens").

              (b) PURCHASE PRICE. The purchase price for the Class B Interest (the "Purchase Price") shall consist of (i) a promissory note ("Note 1") in the original principal amount of Twenty-Two Million Seventy-Three Thousand Two Hundred Seventy Dollars ($22,073,270), subject to adjustment as provided in
Section 1(c), payable to the order of SSC, in the form of EXHIBIT B-1 attached hereto, (ii) a promissory note ("Note 2" and, together with Note 1, the "Notes") in the original principal amount of Three Million Two Hundred Fifty-One Thousand Seven Hundred Thirty Dollars ($3,251,730), subject to adjustment as provided in
Section 1(c), payable to the order of SSC, in the form of EXHIBIT B-2 attached hereto, and (iii) a warrant for the purchase of Two Million (2,000,000) shares of DVL common stock, in the form attached hereto as EXHIBIT C (the "Warrant"), which amount of shares may, after the issuance of the Warrant, be adjusted in accordance with the anti-dilution and other adjustment provisions of the Warrant. Payment of a portion of the principal due under the Notes will be guaranteed by DVL pursuant to a guaranty (the "Guaranty") to be delivered by DVL to SSC at Closing, in the form attached hereto as EXHIBIT D. Buyer's obligation under the Notes will be secured pursuant to a pledge agreement (the "Pledge Agreement"), in the form attached hereto as EXHIBIT E, which will be delivered to SSC at the Closing. Eighty-Seven and 16/100ths percent (87.16%) of all payments made by Buyer under the Notes shall be allocated to, and paid to SSC under, Note l, and the balance shall be allocated to, and paid to SSC under,
Note 2.

              (c)    ADJUSTMENT TO PURCHASE PRICE.

                     (i) The Purchase Price and the principal amount of the Notes shall, effective as of the first day of each month, be increased PARI PASSU by (i) an amount, if any, equal to eighty-one percent (81%) of (x) the actual cash collected by the Subsidiaries in the immediately prior month (the "Calculation Month") in excess of (y) the total dollar amount for the Calculation Month as shown on the schedule of "Performing Scheduled Payments as of January 31, 2001" attached hereto as SCHEDULE 1(c)(i)-1, plus (ii) an amount, if any, equal to eighty-one percent (81%) of (x) the rehabilitated claims in the Calculation Month as shown on the monthly servicer reports for each of the Subsidiaries (the "Monthly Servicer Reports") for the Calculation Month, samples of which reports are attached hereto as SCHEDULE 1(c)(i)-2, in excess of (y) the new defaults in the Calculation Month as shown on the Monthly Servicer Reports for the Calculation Month; provided, however, it is understood and agreed that increases shall be made at such 81% level only to the extent there are no then outstanding cumulative reductions in the principal amount of the Notes that were made at a 100% level; otherwise, the increases referred to above in this sentence shall be made at the 100% level, and not at the 81% level, until such cumulative reductions made at the 100% level have been reduced to zero.

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                     (ii)   The Purchase Price and the principal amount of the
Notes shall, effective as of the first day of each month, be reduced PARI PASSU by an amount, if any, equal to one hundred percent (100%) of (x) the new defaults in the Calculation Month as shown on the Monthly Servicer Reports for the Calculation Month in excess of (y) the rehabilitated claims in the Calculation Month as shown on the Monthly Servicer Reports for the Calculation Month; provided, however, it is understood and agreed that reductions shall be made at such 100% level only to the extent there are no then outstanding cumulative increases in the principal amount of the Notes that were made at an 81% level; otherwise, the reductions referred to above in this sentence shall be made at the 81% level, and not at the 100% level, until the cumulative increases made at the 81% level have been reduced to zero.

                     (iii) The Purchase Price and the principal amount of the Notes shall, on a monthly basis, also be increased PARI PASSU, on a dollar-for-dollar basis, by the amount of any reserve fund(s) existing on or prior to February 15, 2001, which reserve fund(s) have been established under, or as provided in, the documents listed in EXHIBIT A attached hereto (the "Securitization Documents"), paid after February 15, 2001 to the Class A Certificateholders, the Series 1997-A Noteholders, the Series 1998-1 Noteholders and the Series 1998-A Noteholders.

                     (iv) In the event of any "Significant Event" (as defined in the Pooling and Servicing Agreement), "Event of Default" (as defined in the 9/30/97 Indenture and the 12/23/98 Indenture), "Servicer Default" (as defined in the 1997-1 Supplement, the 1997-A Supplement, the 1998-1 Supplement and the 1998-A Supplement) that results in any suspension of payment to the Subsidiaries under the relevant Supplement, the Purchase Price and the principal amount of the Notes will be reduced PARI PASSU by an amount equal to eighty-one percent (81%) of the net present value of the remaining cash flow attributable to the "Seller Interest" (as defined in the Pooling and Servicing Agreement) or the "Issuer Interest" (as defined in the 9/30/97 Indenture and the 12/23/98 Indenture) of the relevant Subsidiary, as determined pursuant to the following sentence. The calculation of the net present value of such remaining cash flow payable to the relevant Subsidiary will be made using the "cash available" column of the "secmodel" as adjusted on a monthly basis, a copy of which has been furnished, and is acceptable, to Buyer. The discount rate used in the calculation of such net present value will be the discount rate used in the relevant Supplement listed on said Exhibit A. After reductions have been made under this Section 1(c)(iv) with respect to any securitization described in the Securitization Documents, no further reductions will be made under Section 1(c)(ii) with respect to such securitization. If the suspension referred to above is reversed for any reason, this clause (iv) shall have no application.

                     (v) Eighty-Seven and 16/100ths percent (87.16%) of all such increases and reductions, if any, shall be allocated to Note 1, and the balance shall be allocated to Note 2. All such increases and reductions, if any, shall be endorsed by SSC on a grid or schedule to be attached to the Notes, and SSC is authorized by Buyer to make such endorsements. All increases and reductions under this Section 1(c) shall be made without duplication.

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                     (vi)   Examples of the application of this Section 1(c) are
attached hereto as SCHEDULE 1(c)(vi).

       2.     REPRESENTATIONS AND WARRANTIES OF SSC, R-II-A, R-II-A HOLDINGS AND
JGW.

              (a) REPRESENTATIONS AND WARRANTIES OF SSC, R-II-A AND R-II-A HOLDINGS. SSC,R-II-A and R-II-A Holdings, jointly and severally, hereby make the following representations and warranties to Buyer and DVL as of the date of the execution of this Agreement:

                     (i) ORGANIZATION AND GOOD STANDING. SSC is a limited partnership duly organized and in good standing under the laws of Nevada, and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified, except any jurisdiction(s) where the failure to be so qualified would not have a material adverse effect on its business or the transactions contemplated hereby or by the Seller Transaction Documents (as hereinafter defined) or by the Securitization Documents. Each of R- II, R-II-A and R-II-A Holdings is a limited liability company, duly organized and in good standing under the laws of Nevada, and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified, except any jurisdiction(s) where the failure to be so qualified would not have a material adverse effect on its business or the transactions contemplated hereby or by the Seller Transaction Documents or by the Securitization Documents. Each of the Subsidiaries is a limited liability company, duly organized and in good standing under the laws of Delaware, and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified, except any jurisdiction(s) where the failure to be so qualified would not have a material adverse effect on its business or the transactions contemplated hereby or by the Seller Transaction Documents or by the Securitization Documents. SSC has delivered to Buyer a true and correct copy of each of the Articles of Organization and the Operating Agreement of R-II, R-II-A, R-II-A Holdings and each of the Subsidiaries and a true and correct copy of each of the Certificate of Limited Partnership and Agreement of Limited Partnership of SSC, in each case as amended through the Closing Date.

                     (ii) OWNERSHIP OF CLASS B INTEREST. R-II-A Holdings owns the Class B Interest, free and clear of all Liens. R-II-A Holdings has the requisite power and authority to sell, transfer, assign and deliver the Class B Interest to Buyer and, upon receipt of the consideration therefor as provided by this Agreement, such sale, transfer, assignment and delivery will assign and transfer lawful and valid title to the Class B Interest to Buyer, free and clear of all Liens. There is no outstanding security, option, warrant, right, agreement, understanding or commitment of any kind entitling any person or entity to acquire any or all of the Class B Interest.

                     (iii) AUTHORIZATION. Each of SSC, R-II, R-II-A and R-II-A Holdings has full power and authority to execute and deliver this Agreement and all other agreements, instruments, certificates and documents to be executed by such party under the terms of this

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Agreement (such other agreements, instruments, certificates and documents being collectively called, the "Seller Transaction Documents") and to perform all acts contemplated by this Agreement and the Seller Transaction Documents to which it is a party. The execution, delivery and performance by SSC, R-II, R-II-A and R-II-A Holdings of this Agreement and the Seller Transaction Documents to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary action on its part. This Agreement and each of the Seller Transaction Documents to which it is a party, when executed and delivered by SSC, R-II, R-II-A and R-II-A Holdings in accordance with the provisions hereof and thereof, will constitute the legal, valid and binding obligation of SSC, R-II, R-II-A and R-II-A Holdings, and each instrument to which they are parties contemplated by this Agreement and the Seller Transaction Documents, when executed and delivered by SSC, R-II, R-II-A and R-II-A Holdings in accordance with the provisions hereof and thereof, will be a legal, valid and binding obligation of SSC, R-II, R-II-A and R-II-A Holdings, in each case enforceable against SSC, R-II, R-II-A and R-II-A Holdings in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors rights generally, and general equitable principles.

                     (iv) NO BREACH OR VIOLATION. Neither the execution and delivery of this Agreement or the Seller Transaction Documents to which they are a party nor the consummation of the transactions contemplated hereby or thereby by SSC, R-II, R-II-A or R-II-A Holdings (i) conflicts with or results in a violation or breach of, or constitutes a default or requires any party's consent under, or results in a loss of rights under, the organization documents of SSC, R-II, R-II- A, R-II-A Holdings or any of the Subsidiaries, or any agreement to which SSC, R-II, R-II-A, R- II-A Holdings or any of the Subsidiaries is a party or by which SSC, R-II, R-II-A, R-II-A Holdings any of the Subsidiaries or the Class B Interest is bound (other than the consent of ING (U.S.) Capital LLC which has been duly obtained); (ii) results in the creation of any Lien upon the Class B Interest; or (iii) violates any judgment, order, permit, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, SSC, R-II, R-II- A, R-II-A Holdings or any of the Subsidiaries (or their respective properties including, in the case of R-II-A Holdings, the Class B Interest).

                     (v) FINANCIAL STATEMENTS. SCHEDULE 2(a)(v) contains the unaudited consolidated balance sheet and profit and loss statement of SSC as of and at December 31, 2000 (the "Specified Date Balance Sheet") and for the year then ended, and the audited consolidated balance sheet and income statements of SSC for the years ended December 31, 1998 and 1999. The foregoing financial statements were prepared in accordance with generally accepted accounting principles, consistently applied, are true, complete and correct in all material respects, and fairly and accurately present in all material respects the consolidated financial position and results of operations of SSC and the Subsidiaries as of the dates of such balance sheets and income statements and for the periods then ended; provided, however, the Specified Date Balance Sheet does not contain any footnotes or reflect year-end adjustments (which adjustments may be material).

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                     (vi)   SUBSIDIARIES AND JOINT VENTURES. SSC has no
subsidiaries and does not own any capital stock, security, partnership interest or other interest of any kind in any corporation, partnership, joint venture, association or other entity, except that SSC owns, of record and beneficially, all of the equity interests of R-II (and all of the voting rights in R-II, except those voting rights vested in the independent members under the terms of the organization documents of R-II), R-II owns, of record and beneficially, all of the equity interests of, and voting rights in, R-II-A Holdings, R-II-A Holdings owns, of record and beneficially, all of the equity interests of, and voting rights in, R-II-A, and R-II-A owns, of record and beneficially, all of the equity interests of the Subsidiaries (and all of the voting rights in the Subsidiaries, except those voting rights vested in the independent members under the terms of the respective organization documents of the Subsidiaries). There are no options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the equity interests of R-I, R-II, R-II- A, R-II-A Holdings R-III or R-IV or obligating SSC, R-II, R-II-A or R-II-A Holdings to issue, sell or otherwise cause to become outstanding any equity interest in R-I, R-II, R-II-A, R-II-A Holdings R-III or R-IV.

                     (vii) UNDISCLOSED LIABILITIES. Neither SSC, R-II, R-II-A, R-II-A Holdings, nor any of the Subsidiaries has any material obligations or liabilities except (i) liabilities or obligations reflected on the Specified Date Balance Sheet; and (ii) liabilities incurred since such date in the ordinary course of business consistent with past practice.

                     (viii) LITIGATION. Except as set forth in the draft Preliminary Private Placement Memorandum (dated January, 2001), previously delivered to Buyer, relating to certain notes contemplated to be issued by J.G. Wentworth Receivables V LLC, there are no material suits, litigation or other legal or administrative arbitrations or other proceedings or investigations pending or, to SSC's knowledge, threatened against SSC, R-II, R-II-A, R-II-A Holdings or any of the Subsidiaries, or with respect to the transactions contemplated hereby or the Class B Interest.

                     (ix) PERMITS AND LICENSES; COMPLIANCE WITH LAWS. To SSC's knowledge, SSC, R-II, R-II-A, R-II-A Holdings and each of the Subsidiaries is in compliance with all federal, state and local laws, rules and regulations and all requirements of all governmental bodies or agencies having jurisdiction over them or their respective properties including, in the case of R-II-A Holdings, the Class B Interest, that materially affect the conduct of their respective businesses and affairs, the Class B Interest or the transactions contemplated hereby, except for such non-compliance which is not reasonably likely to have a material adverse effect on SSC, R-II, R-II-A, R-II-A Holdings and the Subsidiaries taken as a whole, or the Class B Interest or the transactions contemplated hereby. All material actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any governmental authority, that are necessary in connection with the performance by SSC, R-II, R-II-A and R-II-A Holdings under this Agreement and the Seller Transaction Documents to which they are parties and the conduct by SSC, R-II, R-II-A and R-II-A Holdings of their respective businesses as


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currently conducted have been obtained and are in full force and effect and are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) which are reasonably likely to have a material adverse impact on SSC's, R-II's, R-II- A's or R-II-A Holdings' performance of its obligations under this Agreement and the Seller Transaction Documents to which they are parties.

                     (x) GOVERNMENTAL APPROVAL. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any governmental authority is required to be obtained by SSC, R-II, R-II-A or R-II-A Holdings in connection with the execution and delivery of this Agreement or the Seller Transaction Documents to which they are parties or the consummation of the transactions contemplated hereby or thereby.

                     (xi) SECURITIZATIONS. (A) to SSC's knowledge, neither SSC, R-II, R-II- A, R-II-A Holdings nor any of the Subsidiaries is in material default under any of the Securitization Documents; (B) to SSC's knowledge, (1) no "Significant Event" (as defined in the Pooling and Servicing Agreement), "Event of Default" (as defined in the 9/30/97 Indenture, the 12/23/98 Indenture and the Credit Agreement), "Servicer Default" (as defined in the 1997-1 Supplement, the 1997-A Supplement, the 1998-1 Supplement and the 1998-A Supplement), "Surety Event" (as defined in the 12/23/98 Indenture), or material default or material breach of or under the Intercreditor Agreement, any Seller Purchase Agreement or any Issuer Purchase Agreement has occurred and is continuing, and (2) no event, which with notice or lapse of time or both, would constitute any such Significant Event, Event of Default, Servicer Default, Surety Event, or material default or material breach has occurred and is continuing; (C) (1) the Securitization Documents (x) are all those material agreements and other documents related to, or establishing the rights of any party with respect to, the assets of the Subsidiaries, and (y) are valid and binding on SSC, JGW, R-II and the Subsidiaries (to the extent they are parties thereto) and, by reason of the consummation of the transactions contemplated by this Agreement, shall not fail to continue in full force and effect without penalty or adverse consequence, and (2) SSC has heretofore made available to Buyer true, correct and complete copies of each Securitization Document and all amendments thereto through the Closing Date; and (D) to SSC's knowledge, (1) no "Litigation Loss Trigger Date" (as defined in the 1997-1 Supplement) or "Overcollateralization Shortfall" (as defined in the 1997-A Supplement, the 1998-1 Supplement or the 1998-A Supplement) has occurred and is continuing, (2) there are no "Accrued Liabilities" (as defined in the 1998-A Supplement) with respect to MBIA Insurance Corporation, (3) all interest payments and fees (including "Premium" payable to MBIA Insurance Corporation) payable on or prior to the Closing Date under the 1997-1 Supplement, the 1997-A Supplement, the 1998-1 Supplement or the 1998-A Supplement have been duly paid, and (4) amounts in the Reserve Accounts on the Closing Date are as required by each of the 1997-1 Supplement, the 1997-A Supplement, the 1998-1 Supplement or the 1998-A Supplement.

                     (xii) SOLVENCY. SSC, R-II, R-II-A, R-II-A Holdings and each Subsidiary is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Seller Transaction Documents; SSC, R-II, R-II-A, R-II-A Holdings and


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each Subsidiary is paying its debts as they mature; neither SSC, R-II, R-II-A nor R-II-A Holdings is entering into this Agreement or the Seller Transaction Agreements to which it is a party with the intent to hinder, delay or defraud any entity to which it was, or is becoming, indebted; neither SSC, R-II, R-II-A, R-II-A Holdings nor any Subsidiary has incurred debts beyond its ability to pay as they mature; and SSC, R-II, R-II-A, R-II-A Holdings and each Subsidiary, after giving effect to the transactions contemplated by this Agreement and the Seller Transaction Documents to which it is a party, will in the foreseeable future be able to pay its bill in the ordinary course.

                     (xiii) RATING AGENCY. No "Rating Agency", as defined in the Pooling and Servicing Agreement, the 9/30/97 Indenture and the 12/23/98 Indenture, has downgraded or withdrawn its rating of any security issued pursuant to any such agreement or indenture; provided, however, there have been discussions with respect to downgrades.

                     (xiv) NO CONFLICT WITH RESTRUCTURING. SSC has delivered to Buyer a true, correct and complete copy of all documents and agreements in connection with the formation of R-II-A and R-II-A Holdings, the assignment by SSC to R-II-A of its equity interest in R-I, the assignment by R-II to R-II-A of its equity interests in R-III and R-IV, the merger of J.G. Wentworth Receivables II LLC, a Delaware limited liability company, into R-II, and the merger of J.G. Wentworth S.S.C., Limited Partnership, a Delaware limited partnership, into SSC (the "Restructuring Documents"). There are no other material agreements or other documents related to the transaction contemplated by the Restructuring Documents. The Restructuring Documents are valid and binding on the respective parties thereto, and, by reason of the consummation of the transactions contemplated by this Agreement, shall not fail to continue in full force and effect without penalty or adverse consequence. The execution and delivery of, and the consummation of the transactions contemplated by, the Restructuring Documents, do not and will not conflict with, or result in a breach or default under, any of the Securitization Documents (and all consents relating thereto have been duly obtained), or result in a diminution of the rights or remedies of SSC, R-I, R-II, R-III or R-IV under the Securitization Documents.

              (b) JOINT AND SEVERAL REPRESENTATIONS AND WARRANTIES OF JGW AND SSC. JGW and SSC hereby jointly and severally represent and warrant to Buyer and DVL that as of the date of the execution of this Agreement (i) the information set forth in the Monthly Servicing Reports for the most recent thirty-six (36) months delivered to DVL is true and correct in all material respects, and (ii) the representations and warranties set forth in the Securitization Documents made by JGW or the Subsidiaries are true and correct in all material respects as of the date made, and DVL and Buyer shall be permitted to rely thereon as if such representations and warranties were made directly to DVL and Buyer.

              (c) REPRESENTATIONS AND WARRANTIES OF JGW. JGW hereby makes the following representations and warranties to Buyer and DVL as of the date of the execution of this Agreement:

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                     (i)    ORGANIZATION AND GOOD STANDING. JGW is a corporation
duly organized and in good standing under the laws of Commonwealth of Pennsylvania, and is duly qualified to do business and is good standing in every jurisdicition in which the nature of its business requires it to be so qualified, except any jurisdiction(s) where the failure to be so qualified would not have a material adverse effect on its business or the transactions contemplated hereby or by the Seller Transaction Documents or by the Securitization Documents.

                     (ii) AUTHORIZATION. JGW has full power and authority to execute and deliver this Agreement and the Seller Transaction Documents to be executed by JGW under the terms of this Agreement and to perform all acts contemplated by this Agreement and the Seller Transaction Documents to which it is a party. The execution, delivery and performance by JGW of this Agreement and the Seller Transaction Documents to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary action on its part.

                     (iii) BINDING OBLIGATION. This Agreement and each of the Seller Transaction Documents to which it is a party, when executed and delivered by JGW in accordance with the provisions hereof and thereof, will constitute the legal, valid and binding obligtion of JGW, and each instrument to which it is a party contemplated by this Agreement and the Seller Transaction Documents, when executed and delivered by JGW in accordance with the provisions hereof and thereof, will constitute the legal, valid and binding obligation of JGW, in each case enforceable against JGW in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors rights generally, and general equitable principles.

                     (iv) NO BREACH OR VIOLATION. Neither the execution and delivery by JGW of this Agreement or the Seller Transaction Documents to which it is a party nor the consummation of the transactions contemplated hereby or thereby (i) conflicts with or results in a violation or breach of, or constitutes a default under, any agreement or other arrangement to which JGW is a party or by which it is bound or (ii) violates any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, JGW.

                     (v) LITIGATION. Except as set forth in the draft Preliminary Private Placement Memorandum (dated January, 2001), previously delivered to Buyer, relating to certain notes contemplated to be issued by J.G. Wentworth Receivable V LLC, there are no material suits, litigations or other legal or administrative arbitrations or other proceedings or investigations pending or, to JGW's knowledge, threatened against JGW or with respect to the transactions contemplated hereby.

                     (vi) PERMITS AND LICENSES; COMPLIANCE WITH LAWS. To JGW's knowledge, JGW is in compliance with all federal, state and local laws, rules and regulations and all requirements of all governmental bodies or agencies having jurisdiction over it that materially affect the conduct of its business and affairs, except for such non-compliance which is not reasonably likely to have a material adverse effect on JGW or the transactions contemplated hereby. All material actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any governmental authority, that are necessary in connection with the performance by JGW under this Agreement and the Seller Transaction Documents to which it is a party and the conduct by JGW of its business as currently conducted have been obtained and are in full force and effect and are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) which are reasonably likely to have a material adverse impact on JGW's performance under this Agreement and the Seller Transaction Documents to which it is party.

                     (vii) GOVERNMENTAL AUTHORITY. No consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any governmental authority is required to be obtained by JGW in connection with the execution and delivery of this Agreement or the Seller Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby.

                     (viii) INFORMATION. Each certificate, information, exhibit, financial statement, document, book or report furnished by JGW to DVL or Buyer in connection with any Securitization Document is accurate in all material respects as of its date.

       3. REPRESENTATIONS AND WARRANTIES OF BUYER AND DVL. Buyer and DVL hereby jointly and severally make the following representations and warranties to SSC as of the date of the execution of this Agreement:

              (a) ORGANIZATION AND GOOD STANDING. Each of Buyer and DVL is a corporation, duly organized and in good standing under the laws of Delaware, and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified, except any jurisdiction(s) where the failure to be so qualified would not have a material adverse effect on its business or the transactions contemplated hereby or by the Buyer Transaction Documents.

              (b) AUTHORIZATION. Each of Buyer and DVL has full power and authority to execute, deliver and perform this Agreement and all other agreements, instruments, certificates and documents to be executed by Buyer and/or DVL under the terms of this Agreement (collectively with this Agreement, the "Buyer Transaction Documents"). All material actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any governmental authority, that are necessary in connection with the performance by Buyer and/or DVL under this Agreement and the other Buyer Transaction Documents have been obtained and are in full force and effect and are not subject to any pending proceedings or appeals

(administrative, judicial or otherwise) which are reasonably likely to have a material adverse impact on Buyer's and/or DVL's performance of their respective obligations under this Agreement and the other Buyer Transaction Documents.

              (c) NO BREACH OR VIOLATION. Neither the execution and delivery by Buyer or DVL of this Agreement or any of the other Buyer Transaction Documents nor the consummation of the transactions contemplated hereby and thereby will (i) conflict with or result in a violation or breach of, or constitute a default under, any agreement or other arrangement to which Buyer or DVL is a party or by which either is bound or (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, Buyer or DVL.

              (d) BINDING OBLIGATION. This Agreement and the other Buyer Transaction Documents constitute the valid and binding obligation of Buyer and/or DVL (to the extent either is a party thereto), and is enforceable against them in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors rights generally, and general equitable principles. Each of the other Buyer Transaction Documents constitutes the legal, valid and binding obligation of Buyer and/or DVL (to the extent they are parties thereto), and each instrument contemplated by the other Buyer Transaction Documents, when executed and delivered by Buyer and DVL in accordance with the provisions thereof, will be a legal, valid and binding obligation of Buyer and DVL (to the extent they are parties thereto) and are in each case enforceable against Buyer and DVL in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors rights generally, and general equitable principles.

              (e) SEC REPORTS. All of the reports (including, without limitation, Forms 10- Q, 10-K and 8-K) filed by DVL with the Securities and Exchange Commission at any time on or after January 1, 1998 are true, complete and correct in all material respects.

       4.     CLOSING.

              (a) PLACE AND TIME. The closing of the transactions provided for in this Agreement (the "Closing") will take place at the offices of Jones Vargas, 3773 Howard Hughes Parkway, Third Floor South, Las Vegas, Nevada 89109, concurrently with the delivery of this Agreement, fully executed by all parties hereto, or at such other place, date and time as shall be mutually agreed upon by all parties hereto. The date and time of Closing is sometimes referred to herein as the "Closing Date." Notwithstanding the foregoing, the Closing shall be effective, and shall be deemed to be effective, on and as of February 15, 2001.

              (b)    DELIVERIES.

                     (i) DELIVERIES OF SSC. At the Closing, SSC will deliver (or cause to be delivered) to Buyer:

                            (A)    a "good standing" certificate issued for SSC,
R-II, R-II-A, R-II-A Holdings and each of the Subsidiaries, all of which shall be dated as of a date within fifteen (15) days prior to the Closing Date;

                            (B)    an assignment of the Class B Interest,
executed by R-II-A Holdings, in a form satisfactory to Buyer;

                            (C)    the legal opinion of counsel for SSC, in the
form attached hereto as EXHIBIT F;

                            (D)    a certificate of SSC's general partner,
executed by an officer of such general partner and in a form satisfactory to Buyer;

                            (E)    each of the Seller Transaction Documents,
executed by SSC, R-II, R-II-A and/or R-II-A Holdings, as the case may be, and in a form satisfactory to Buyer; and

                            (F)    evidence of receipt of all applicable
consents and approvals to be obtained by SSC, R-II, R-II-A, R-II-A Holdings or any of the Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement and the Seller Transaction Documents.

                     (ii) DELIVERIES OF BUYER. At the Closing, Buyer will deliver (or cause to be delivered) to SSC

                            (A)    the Notes;

                            (B)    the Warrant;

                            (C)    the Guaranty;

                            (D)    the Pledge Agreement;

                            (E)    any and all documents referred to in the
documents referred to in Sections 4(b)(ii)(A)-(D) required to be delivered by Buyer or DVL concurrently with or immediately after the execution or delivery of such documents;

                            (F)    a "good standing" certificate issued by
Delaware for Buyer and DVL, each of which shall be dated as of a date within fifteen (15) days prior to the Closing Date;

                            (G)    the legal opinion of counsel for Buyer and
DVL in the form attached hereto as EXHIBIT G;

                            (H)    a certificate of DVL, executed by an officer
of DVL and in a form satisfactory to SSC;

                            (I)    a certificate of Buyer, executed by an
officer of Buyer and in a form satisfactory to SSC;

                            (J)    each of the Buyer Transaction Documents,
executed by DVL and/or Buyer, as the case may be, and in a form satisfactory to SSC; and

                            (K)    evidence of receipt of all applicable
consents and approvals to be obtained by Buyer and/or DVL in connection with the consummation of the transactions contemplated by this Agreement and the other Buyer Transaction Documents.

       5.     INTENTIONALLY OMITTED.

       6. CONDITIONS TO THE OBLIGATIONS OF SSC, R-II AND R-II-A HOLDINGS. The obligations of SSC and R-II to cause R-II-A Holdings to sell, and of R-II-A Holdings to sell, the Class B Interest and to close hereunder shall be subject to the following conditions, any or all of which may be waived in writing by
SSC:

              (a) all documents and payments required to be delivered by or on behalf of Buyer or DVL at or prior to Closing shall have been delivered or shall be delivered at the time and place of Closing;

              (b) Buyer and DVL shall have in all respects performed and complied with all terms and conditions required by this Agreement to be performed or complied with by Buyer or DVL on or before the Closing Date; and

              (c) all representations and warranties of Buyer and DVL in this Agreement and the other Buyer Transaction Documents shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date, except to the extent any such representation is stated to be made as of a particular date or time.

       7. CONDITIONS TO THE OBLIGATIONS OF BUYER. The obligations of Buyer to purchase the Class B Interest shall be subject to the following conditions, any or all of which may be waived in writing by Buyer:

              (a) SSC, R-II, R-II-A, R-II-A Holdings and JGW shall have in all respects performed and complied with all terms and conditions required by this Agreement and the Seller Transaction Documents to be performed and complied with by SSC, R-II, R-II-A, R-II-A Holdings and JGW on or before the Closing Date; and

              (b) the representations and warranties of SSC, R-II-A, R-II-A Holdings and JGW in this Agreement and the Seller Transaction Documents are true and correct in all material respects as of the Closing Date as if made on the Closing Date, except to the extent any such representation is stated to be made as of a particular date or time.

       8. POST-CLOSING COVENANTS. From and after the Closing, and until R-II-A has received all distributions due it from the Subsidiaries, and Buyer has received all distributions due Buyer from R-II-A:

              (a) SSC and JGW shall, and SSC shall cause R-II to, deliver to Buyer (i) all notices (and, in the case of JGW, servicer reports) delivered by SSC, R-II or JGW, as the case may be, under or pursuant to any Securitization Document simultaneously with the delivery of such notice, and (ii) all notices and reports received by SSC, R-II or JGW, as the case may be, under or pursuant to any Securitization Document promptly, but in any event within five (5) business days, after receipt of such notice. Without limiting the foregoing, SSC shall, promptly after the Closing, instruct (to the extent permitted to do so) the other parties to the Securitization Documents (other than the Class A Certificateholders, the Series 1997-A Noteholders, the Series 1998-1 Noteholders and the Series 1998-A Noteholders) to deliver copies of all notices and reports to Buyer.

              (b) Buyer, DVL, their respective assigns (or designated representative thereof) and independent accountants appointed by, or other agents of, any of the foregoing, shall have the right, upon reasonable prior written notice to SSC, to visit SSC, to discuss the affairs, finances and accounts of R-II-A and the Subsidiaries with, and to be advised as to the same by, SSC's officers, to examine the books of account and records of R-II-A and the Subsidiaries, and to make or be provided with a copy and extract therefrom, all at such reasonable times and intervals (but not more than once in any one-month period) and to such reasonable extent during regular business hours as Buyer, DVL, their respective assigns (or designated representative thereof) or such accountants or agents appointed by any of the foregoing, as applicable, may desire. JGW shall cooperate reasonably in providing any information requested by Buyer, DVL, their respective assigns (or designated representative thereof) or such accountants or agents appointed by any of the foregoing pursuant to this
Section 8(b). Each of SSC, R-II, R-II-A and JGW recognizes that Buyer is a wholly-owned subsidiary of a company that is required to report under the Securities Exchange Act of 1934, as amended.

              (c) None of R-II-A and the Subsidiaries will engage in any business other than the business of acquiring, holding, managing and transferring structured settlement receivables as in effect on the Closing Date.

              (d) After the obligations of JGW as Master Servicer have terminated under any of (I) the Pooling and Servicing Agreement and the 1997-1 Supplement (the "1997-1 Agreements"), (II) the 9/30/97 Indenture and the 1997-A Supplement (the "1997-A

Agreements"), (III) the 9/30/97 Indenture and 1998-1 Supplement (the "1998-1 Agreements") and (IV) the 12/23/98 Indenture and the 1998-A Supplement (the "1998-A Agreements"), as the case may be, other than as a result of a Service Transfer following a Servicer Default, (i) JGW (or its successor permitted by the Securitization Documents) shall continue to serve as administrator and/or servicer with respect to the relevant Receivables upon the terms and conditions set forth in the 1997-1 Agreements, the 1997-A Agreements, the 1998-1 Agreements or the 1998-A Agreements, as the case may be, for the benefit of R-I, R-III or R-IV, as the case may be, until Buyer shall have received all distributions due Buyer from R-II-A, and (ii) in the event of a breach or default by any of SSC, JGW or R-II of its obligations under any Securitization Document, Buyer shall have the right, upon prior written notice to such party, to enforce the Subsidiaries' rights under the Securitization Document (and the certificates and documents, but not the legal opinions, executed in connection therewith) as if Buyer were a party thereto; PROVIDED, HOWEVER, that (1) Buyer shall take no such action if, within thirty (30) days after Buyer has delivered such written notice, SSC, JGW or R-II, as the case may be, shall have cured such breach or default, and (2) such enforcement rights shall be subject to the terms and conditions of the Securitization Documents; PROVIDED FURTHER THAT, after payment in full of all notes, certificates and other obligations in favor of the Class A Certificateholders, the Series 1997-A Noteholders, the Series 1998-1 Noteholders and the Series 1998-A Noteholders, (A) the rights of the Trustee, any Rating Agency, any Controlling Party or any other third party VIS-A-VIS JGW under such agreements shall be deemed to be rights of the Issuer, and (B) if JGW or an affiliate of JGW is the Applicable Master Servicer, Buyer shall have the sole right to give any Termination Notices to the Master Servicer and to appoint a Successor Servicer on such terms and conditions as are agreed to by Buyer; provided, however, as long as one or both of the Notes are outstanding, Buyer and SSC shall mutually agree upon the choice of a Successor Servicer, each such party covenanting to act reasonably and in good faith in mutually agreeing to such appointment.

              (e) Buyer directs JGW, as servicer under the Securitization Documents, and JGW accepts such direction, to make all payments due under the Notes directly to SSC.

       9.     INDEMNIFICATION OF BUYER AND DVL.

              (a) BASIC PROVISION. SSC hereby indemnifies and agrees to hold harmless Buyer, DVL and their respective affiliates, officers, directors, employees and agents (in this Section 9 sometimes referred to as a "Section 9 Indemnitee"), from, against and in respect of the amount of any and all Section 9 Deficiencies (as hereinafter defined).

              (b)    DEFINITION OF "SECTION 9 DEFICIENCIES". As used in this
Section 9, "Section 9 Deficiencies" means:

                     (i) any and all losses or damages resulting from any misrepresentation, breach of warranty, or any non-fulfillment of any warranty, representation, covenant or agreement on the part of SSC, JGW, R-II, R-II-A or R-II-A Holdings contained herein or in any Seller Transaction Document;

                     (ii) any and all judgments, settlements and/or other direct losses and/or damages (but not indirect, consequential or special damages including, without limitations, loss of profits) resulting from third party claims in connection with the securitizations described in the Securitization Documents including, without limitation, claims by any claimant that is a party to a settlement purchase agreement with SSC, such claimant's bankruptcy estate, any governmental entity, or any annuity provider, unless caused by the negligence or willful misconduct of Buyer, DVL or any other Section 9 Indemnitee; and

                     (iii) attorneys' fees, costs and expenses reasonably incurred incident to any of the foregoing.

              (c) PROCEDURES FOR THIRD PARTY CLAIMS. In the event that any claim shall be asserted by any party against any Section 9 Indemnitee which, if sustained, would result in a Section 9 Deficiency, such Section 9 Indemnitee, within a reasonable time after learning of such claim, shall notify SSC of such claim, and if such Section 9 Indemnitee intends to assert the right to indemnification hereunder with respect to such claim, then such Section 9 Indemnitee shall extend to SSC a reasonable opportunity to defend against such claim, at SSC's sole expense and through legal counsel reasonably acceptable to such Section 9 Indemnitee, provided that SSC proceeds in good faith, expeditiously and diligently. Notwithstanding the foregoing, any failure to timely give the notice referred to in the immediately preceding sentence shall not negate or impair the indemnification obligations set forth in this Section 9, but shall give SSC the right to offset against any indemnity payments made by it hereunder the actual damages caused to it as a result of such failure. Such
Section 9 Indemnitee shall, at its option and expense, have the right to participate in any defense undertaken by SSC with legal counsel of such Section 9 Indemnitee's own selection. No settlement or compromise of any claim which may result in a Section 9 Deficiency may be made by SSC without the prior written consent of such Section 9 Indemnitee unless (A) prior to such settlement or compromise SSC acknowledges in writing its obligation to pay in full the amount of the settlement and all associated expenses and (B) such Section 9 Indemnitee is furnished with reasonably satisfactory evidence and security that SSC will in fact pay such amount and expenses.

              (d) PAYMENT OF SECTION 9 DEFICIENCIES. In the event any Section 9 Indemnitee discovers and claims any Section 9 Deficiency, such Section 9 Indemnitee shall give written notice to SSC of the nature and amount of the
Section 9 Deficiency. SSC hereby agrees to pay the amount of any valid claim to such Section 9 Indemnitee within fifteen (15) days after such notice is given.

              (e) ABSOLUTE CAP. Notwithstanding any other provision in this Agreement, in no event shall the maximum aggregate indemnification obligation of SSC under this Agreement, or otherwise in connection with the purchase and sale hereunder exceed the Purchase Price actually received by SSC; provided, however, this Section 9(e) shall not apply to SSC's indemnification obligation with respect to losses and damages under
Section 9(b)(ii) and attorneys' fees, costs and expenses reasonably incurred incident thereto.

              (f)    LIMITATION AND DEDUCTIBLE FOR SECTION 9 DEFICIENCIES.

                     (i) Except for the representations contained in Sections 2(a)(i) through (iv), each of which shall survive for the applicable statute of limitations, no claim for indemnity on account of a breach of representation shall be made unless such claim is set forth in a written notice thereof given to SSC on or prior to that date which is eighteen (18) months after the date of Closing hereunder; provided, however, this Section 9(f)(i) shall not apply to SSC's indemnification obligation with respect to losses and damages under
Section 9(b)(ii) and attorneys' fees, costs and expenses reasonably incurred incident thereto, which obligation shall survive indefinitely.

                     (ii) No claim(s) for Section 9 Deficiencies, except for claim(s) based upon a breach of a covenant or agreement hereunder, may be made against SSC unless the aggregate amount of such claim(s) exceeds Fifty Thousand Dollars ($50,000) (the "Threshold Amount"), but if such claim(s) exceeds in the aggregate the Threshold Amount, Section 9 Indemnitee may claim for the entire amount of such claim(s) including such Fifty Thousand Dollars ($50,000) amount.

                     (iii) At the direction of Buyer, SSC will, and at the election of SSC, SSC may satisfy all or any portion of the Section 9 Deficiencies payable by SSC by giving written notice to Buyer that Buyer shall be permitted to offset an amount specified in such notice against the next installments of the principal amount and accrued interest thereon of the Notes, and the amount of the Section 9 Deficiency deemed to be satisfied thereby shall be equal to the aggregate amount of principal and accrued interest of such offset; provided, however, this Section 9(f)(iii) shall not apply to SSC's indemnification obligation with respect to losses and damages under Section 9(b)(ii) and attorneys' fees, costs and expenses reasonably incurred incident thereto.

              (g) Buyer and DVL hereby irrevocably assign to SSC all of their respective rights to receive, and their respective interests in, any and all any amounts receivable by them under any insurance policy(ies) as a result of, or relating to, any and/or all of the Section 9 Deficiencies (or deliver to SSC all amounts received by them) to the extent of all amounts received by them under this Section 9, subject to any rights of recapture by any insurer under such insurance policies; PROVIDED THAT, in the event that any indemnification payments made to a Section 9 Indemnitee shall, for any reason, be required to be returned or otherwise disgorged to SSC (including, without limitation, as a preference payment in a bankruptcy of SSC), SSC's indemnification obligations hereunder shall not be deemed to have been satisfied and shall be deemed reinstituted to the extent of the amount so returned or disgorged.

              (h) Upon discovery by any party of a breach by any other party of any of the representations and warranties set forth in Section 2, the discovering party shall give prompt written notice to the other parties hereto. If such breach materially and adversely affects Buyer's interest in the Class B Interest and a court of competent jurisdiction (in a proceeding in which SSC received notice and was given the opportunity to appear and defend itself) renders a judgment in favor of Buyer in excess of Fifty Thousand Dollars ($50,000) arising from a breach by SSC of any of the representations and warranties set forth in Section 2, Buyer shall have the right to set-off against any payment thereafter due under the Notes an amount equal to such judgment.

       10.    INDEMNIFICATION OF SSC AND AFFILIATES.

              (a) BASIC PROVISION. Buyer and DVL hereby jointly and severally indemnify and agree to hold harmless SSC, JGW, R-II, R-II-A, R-II-A Holdings and the Subsidiaries, and their respective members (other than Buyer), partners, affiliates, officers, directors, employees and agents (in this Section 10 sometimes referred to as a "Section 10 Indemnitee"), from, against and in respect of the amount of any and all Section 10 Deficiencies (as hereinafter defined).

              (b)    DEFINITION OF "SECTION 10 DEFICIENCIES". As used in this
Section 10, "Section 10 Deficiencies" means:

                     (i) any and all losses or damages resulting from any misrepresentation, breach of warranty, or any non-fulfillment of any warranty, representation, covenant or agreement on the part of Buyer and/or DVL contained herein or in any Buyer Transaction Document;

                     (ii) any and all judgments, settlements and/or other direct losses and/or damages (but not indirect, consequential or special damages including, without limitations, loss of profits) resulting from third party (including, without limitation, any government or agency, commission or other arm thereof) claims in connection with any disclosure or filing with any government or agency, commission or other arm thereof made or omitted by or on behalf of DVL or one or more of its affiliates (or their respective successors or assigns), or any securities law violation (or alleged violation) by DVL or one or more of its affiliates (or their respective successors or assigns), unless caused by the negligence or willful misconduct of SSC or any other
Section 10 Indemnitee; and

                     (iii) attorneys' fees, costs and expenses reasonably incurred incident to any of the foregoing.

              (c) PROCEDURES FOR THIRD PARTY CLAIMS. In the event that any claim shall be asserted by any party against any Section 10 Indemnitee which, if sustained, would result in a Section 10 Deficiency, such Section 10 Indemnitee, within a reasonable time after learning of such claim, shall notify DVL of such claim, and if such Section 10 Indemnitee intends to assert the right to indemnification hereunder with respect to such claim, then such Section 10 Indemnitee shall extend to DVL a reasonable opportunity to defend against such claim, at DVL's sole expense and through legal counsel reasonably acceptable to such Section 10 Indemnitee, provided that DVL proceeds in good faith, expeditiously and diligently. Notwithstanding the foregoing, any failure to timely give the notice referred to in the immediately preceding sentence shall not negate or impair the indemnification obligations set forth in this Section 10, but shall give Buyer and DVL the right to offset against any indemnity payments made by them hereunder the actual damages caused to them as a result of such failure. Such Section 10 Indemnitee shall, at its option and expense, have the right to participate in any defense undertaken by DVL with legal counsel of such Section 10 Indemnitee's own selection. No settlement or compromise of any claim which may result in a Section 10 Deficiency may be made by DVL without the prior written consent of such Section 10 Indemnitee unless (A) prior to such settlement or compromise DVL acknowledges in writing its obligation to pay in full the amount of the settlement and all associated expenses and (B) such
Section 10 Indemnitee is furnished with reasonably satisfactory evidence and security that DVL will in fact pay such amount and expenses.

              (d)    PAYMENT OF SECTION 10 DEFICIENCIES. In the event any
Section 10 Indemnitee discovers and claims any Section 10 Deficiency, such
Section 10 Indemnitee shall give written notice to DVL of the nature and amount of the Section 10 Deficiency. DVL hereby agrees to pay the amount of any valid claim to such Section 10 Indemnitee within fifteen (15) days after such notice is given.

              (e) ABSOLUTE CAP. Notwithstanding any other provision in this Agreement, in no event shall the maximum aggregate indemnification obligation of Buyer and DVL under this Agreement, or otherwise in connection with the purchase and sale hereunder exceed the distributions and other monies actually received by Buyer with respect to the Class B Interest; provided, however, this Section 10(e) shall not apply to the indemnification obligations of Buyer and DVL with respect to losses and damages under Section 10(b)(ii) and attorneys' fees, costs and expenses reasonably incurred incident thereto.

              (f)    LIMITATION AND DEDUCTIBLE FOR SECTION 10 DEFICIENCIES.

                     (i) Except for the representations contained in Sections 3(a) through (d), each of which shall survive for the applicable statute of limitations, no claim for indemnity on account of a breach of representation shall be made unless such claim is set forth in a written notice thereof given to DVL on or prior to that date which is eighteen (18) months after the date of Closing hereunder; provided, however, this Section 10(f)(i) shall not apply to the indemnification obligations of Buyer and DVL with respect to losses and damages under Section 10(b)(ii) and attorneys' fees, costs and expenses reasonably incurred incident thereto, which obligations shall survive indefinitely.

                     (ii) No claim(s) for Section 10 Deficiencies, except for claim(s) based upon a breach of a covenant or agreement hereunder, may be made against DVL unless the aggregate amount of such claim(s) exceeds Fifty Thousand Dollars ($50,000) (the "Threshold Amount"), but if such claim(s) exceeds in the aggregate the Threshold Amount, Section 10 Indemnitee may claim for the entire amount of such claim(s) including such Fifty Thousand Dollars ($50,000) amount.

              (g) SSC, JGW, R-II, R-II-A and R-II-A Holdings hereby irrevocably assign to Buyer all of their respective rights to receive, and their respective interests in, any and all any amounts receivable by them under any insurance policy(ies) as a result of, or relating to, any and/or all of the
Section 10 Deficiencies (or deliver to Buyer all amounts received by them) to the extent of all amounts received by them under this Section 10, subject to any rights of recapture by any insurer under such insurance policies; PROVIDED THAT, in the event that any indemnification payments made to a Section 10 Indemnitee shall, for any reason, be required to be returned or otherwise disgorged to Buyer or DVL (including, without limitation, as a preference payment in a bankruptcy of Buyer or DVL), Buyer's and DVL's indemnification obligations hereunder shall not be deemed to have been satisfied and shall be deemed reinstituted to the extent of the amount so returned or disgorged.

       11.    MISCELLANEOUS.

              (a) WAIVERS. The failure (or delay) of any of the parties to this Agreement to require the performance of a term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder.

              (b) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware (notwithstanding any conflict-of-law doctrines to the contrary), and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

              (c) NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express, or by other messenger) or four days following the day when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                     (i)    If to SSC, JGW, R-II, R-II-A and/or R-II-A Holdings:

                            Green Valley Executive Suites
                            2920 N. Green Valley Parkway, Building 3, Suite 321 Henderson, NV 89014
       with   a copy, given in the manner prescribed above, to:

                            Robert C. Jacobs, Esquire
                            Wolf, Block, Schorr and Solis-Cohen LLP
                            1650 Arch Street
                            22nd Floor
                            Philadelphia, PA 19103-2097


                     (ii)   If to Buyer:

                            300 Delaware Avenue
                            Suite 1704
                            Wilmington, DE 19801

       with   a copy, given in the manner prescribed above, to:

                            DVL, Inc.
                            70 East 55th Street, 7th Floor
                            New York, NY 10022

       and    to:

                            Ira Akselrad, Esquire
                            Proskauer Rose LLP
                            1585 Broadway
                            New York, NY 10036-8299

       Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

              (d) EXHIBITS AND SCHEDULES. All Exhibits and Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

              (e) BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement, and any such assignment or transfer shall be void AB INITIO.

              (f) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

              (g) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

              (h) ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written (including, without limitation the Letter of Intent, dated December 12, 2000), except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be waived, modified or amended other than by an agreement in writing.

              (i) SECTION HEADINGS. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

              (j) GENDER, ETC. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

              (k) NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

              (l) ENFORCEMENT COSTS. The parties hereto hereby agree that the prevailing party in any litigation or other proceeding to enforce this Agreement shall be reimbursed by the other party(ies) for out-of-pocket costs and expenses, including, without limitation, legal fees and expenses incurred by the prevailing party in connection with such litigation or proceeding, and if such reimbursement is not made within fifteen days after demand therefor, the amount thereof shall thereafter bear interest until paid at the rate of twelve percent (12%) per annum or, if less, the highest rate permitted by applicable law.

              (m) EXPENSES. Except as otherwise specifically provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

              (n) FURTHER ASSURANCES. Each party shall, promptly after request therefor from time to time by any other party, execute and deliver any and all such other documents and/or take any and all further action(s), as such requesting party shall reasonably request in order to effectuate the provisions of this Agreement and the transactions contemplated hereby.

              (o) KNOWLEDGE. As used in this Agreement, any reference to the "knowledge" of any party shall be deemed to be its actual knowledge, after due inquiry.

              (p) LIMITATIONS ON LIABILITY. The parties hereto hereby acknowledge and agree that the obligations and liabilities of R-II under this Agreement shall not survive the Closing, and in no event shall R-II be liable in any manner under Sections 2 and 9. Neither Buyer nor DVL (nor anyone claiming or acting on behalf of, or for, under or through, either or both of them) shall have any recourse against any asset(s) of any shareholder(s), partner(s), director(s), officer(s), employee(s) and/or agent(s) of SSC, its general partner and/or JGW solely as the result of their status as such (but only against the assets of SSC and JGW), such parties hereby fully, irrevocably and unconditionally waiving such rights. None of SSC, JGW, R-II, R-II-A or R-II-A Holdings (nor anyone claiming or acting on behalf of, or for, under or through, any one or more of them) shall have any recourse against any asset(s) of any shareholder(s), partner(s), director(s), officer(s), employee(s) and/or agent(s) of Buyer and/or DVL solely as a result of their status as such (but only against the assets of Buyer and DVL), such parties hereby fully, irrevocably and unconditionally waiving such rights.

              (q) CUMULATIVE REMEDIES. Subject to any limitations set forth herein, the rights and remedies set forth herein shall be cumulative and non-exclusive of any rights or remedies provided by law.

              (r) DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Exhibit A or in the Securitization Documents.

              (s) NON-DISCLOSURE. Except as required by law (including, without limitation, disclosure requirements under the Securities Exchange Act of 1934, as amended, and other securities laws), Buyer and DVL will maintain the confidential nature of (and will not disclose, file with the Securities and Exchange Commission or any other governmental agency, or deliver to anyone) the Securitization Documents and/or any other confidential or proprietary information now or hereafter provided by SSC, JGW and/or R-II, and/or their respective affiliates and agents, relating to their respective businesses of SSC, JGW, R-II, and/or their respective affiliates (including, without limitation, all matters now or hereafter provided under, or pursuant to, this Agreement), and Buyer and DVL will not use such confidential or proprietary information other than in connection with the transactions described herein. The obligation of Buyer and DVL hereunder shall not apply to any of such confidential or proprietary information that is already public or hereafter enters the public domain through no breach hereunder by Buyer, DVL and/or their respective affiliates and agents.

              (t) PRESS RELEASE. None of the parties hereto shall issue any press release relating to the transactions contemplated by this Agreement, except as mutually agreed to, in writing, by SSC and DVL.

              (u) FREE ALIENABILITY. R-II-A Holdings, and its successors and assigns, may, without limitation, sell, assign, transfer and/or encumber (in whole or from time to time in part) its interest in (i) any and all Investment Proceeds Accounts and/or (ii) the principal and earnings on any and all reserve accounts established pursuant to the Securitization Documents.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on March 30, 2001.

                                        S2 HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                           Name: Title:


                                        DVL, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                     J.G. WENTWORTH S.S.C., LIMITED PARTNERSHIP, by its sole general partner:


                                     J.G. Wentworth Structured Settlement
                                     Funding Corporation


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                        J.G. WENTWORTH MANAGEMENT COMPANY, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     J.G. WENTWORTH RECEIVABLES II LLC,
                                     by its designated manager:
                                     J.G. WENTWORTH S.S.C., LIMITED PARTNERSHIP, by its sole general partner:
                                     J.G. Wentworth Structured Settlement
                                     Funding Corporation


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     RECEIVABLES II-A LLC,
                                     by its managing manager:
                                     RECEIVABLES II-A HOLDING COMPANY LLC,
                                     by its designated manager:
                                     J.G. WENTWORTH RECEIVABLES II LLC,
                                     by its designated manager:
                                     J.G. WENTWORTH S.S.C., LIMITED PARTNERSHIP, by its sole general partner:
                                     J.G. Wentworth Structured Settlement
                                     Funding Corporation


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     RECEIVABLES II-A HOLDING COMPANY LLC,
                                     by its designated manager:
                                     J.G. WENTWORTH RECEIVABLES II LLC,
                                     by its designated manager:
                                     J.G. WENTWORTH S.S.C., LIMITED PARTNERSHIP, by its sole general partner:
                                     J.G. Wentworth Structured Settlement
                                     Funding Corporation


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    EXHIBITS

A -   List of Securitization Documents

B-1 - Form of Note 1

B-2 - Form of Note 2

C -   Form of Warrant

D -   Form of DVL Guaranty

E -   Form of Pledge Agreement

F -   Form of Opinion of SSC's Counsel

G -   Form of Opinion of Buyer's Counsel


                                    SCHEDULES

Schedule 1(c)(i)-1    Performing Scheduled Payments as of January 31, 2001

Schedule 1(c)(i)-2    Sample Monthly Servicer Report

Schedule 1(c)(vi)     Examples of Purchase Price Adjustments as per Section 1(c)

Schedule 2(a)(v)      Financial Statements of SSC

                                    EXHIBIT A

                        LIST OF SECURITIZATION DOCUMENTS


       1. Pooling and Servicing Agreement dated as of June 13, 1997 (the "Pooling and Servicing Agreement") among J.G. Wentworth Receivables I LLC, a Delaware limited liability company ("R-I"), J.G. Wentworth & Company, Inc., a Pennsylvania corporation ("JGW"), and PNC Bank, National Association ("PNC").

       2. Series 1997-1 Supplement dated as of June 13, 1997 (the "1997-1 Supplement") among R-I, JGW and PNC.

       3. Purchase Agreement dated as of June 13, 1997 between J. G. Wentworth S.S.C., Limited Partnership, a Delaware limited partnership ("SSC") and R-I.

       4. Certificate Purchase Agreement dated as of June 13, 1997 among SSC Master Trust I, R-I, PNC and the purchasers parties thereto.

       5. Collateral Trust and Intercreditor Agreement dated as of June 13, 1997 among ING (U.S.) Capital Corporation ("ING"), PNC, the revolving credit facility lenders, R-I, SSC and JGW.

       6. Master Trust Indenture and Security Agreement dated as of September 30, 1997 (the "9/30/97 Indenture") among J.G. Wentworth Receivables III LLC, a Delaware limited liability company ("R-III"), JGW, and PNC.

       7. Series 1997-A Supplement dated as of September 30, 1997 (the "1997-A Supplement") among R-III, JGW and PNC.

       8. Purchase and Contribution Agreement (Seller Purchase Agreement) dated as of September 30, 1997 (the "Seller Purchase Agreement") between SSC and J.G. Wentworth Receivables II LLC, a Delaware limited liability company ("R-II").

       9. Purchase and Contribution Agreement (Issuer Purchase Agreement) dated as of September 30, 1997 (the "Issuer Purchase Agreement") between R-II and R-III.

       10. Note Purchase Agreement dated as of September 30, 1997 among PNC, R-III and the purchasers parties thereto.

       11. Amended and Restated Collateral Trust and Intercreditor Agreement dated as of September 30, 1997 among ING, PNC, the revolving credit facility lenders, R-I, SSC, R-II, R-III, and JGW.

       12. Series 1998-1 Supplement dated as of April 2, 1998 (the "1998-1 Supplement") among R-III, JGW and PNC.

       13. Note Purchase Agreement dated as of April 2, 1998 among PNC, R-III and the purchasers parties thereto.

       14. Amendment No. 1 to the Seller Purchase Agreement and Issuer Purchase Agreement dated as of April 2, 1998.

       15. Master Trust Indenture and Security Agreement dated as of December 23, 1998 (the "12/23/98 Indenture") among J.G. Wentworth Receivables IV LLC, a Delaware limited liability company ("R-IV"), JGW, Chase Manhattan Trust Company, N.A. ("Chase") and MBIA Insurance Corporation ("MBIA").

       16. Series 1998-A Supplement dated as of December 23, 1998 (the "1998-A Supplement") among R-IV, JGW, Chase and MBIA.

       17. Amendment No. 2 to the Seller Purchase Agreement dated as of December 23, 1998.

       18. Purchase and Contribution Agreement (Issuer Purchase Agreement) dated as of December 23, 1998 between R-II and R-IV.

       19. Note Purchase Agreement dated as of December 23, 1998 among Chase, R-IV and the purchasers parties thereto.

       20. Second Amended and Restated Collateral Trust and Intercreditor Agreement dated as of December 23, 1998 (the "Intercreditor Agreement") among ING, Green Tree Financial Servicing Corporation, Chase, the credit facility lenders, SSC, R-I, R-II, R-III, R-IV, JGW.

       21. Insurance and Reimbursement Agreement made as of December 23, 1998 among MBIA, JGW, SSC and R-IV.

       22. Limited Liability Company Agreements of each of R-I, R-II, R-III and R-IV and the Limited Partnership Agreement of SSC.